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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 25, 1997


                                  AVNET, INC.
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             (Exact name of Registrant as Specified in its Charter)


          New York                 1-4224                        11-1890605
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(State or Other Jurisdiction    (Commission                    (I.R.S. Employer
    of Incorporation)           File Number)                 Identification No.)


    80 Cutter Mill Road, Great Neck, New York                         11021
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    (Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, Including Area Code - (516) 466-7000
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                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)
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Item 5.         Other Events.

        The Registrant has entered into an Employment Agreement with one of its executive officers. Such Employment Agreement is filed as Exhibit 99 hereto.

Item 7.         Financial Statements and Exhibits.

                (a)     Inapplicable.

                (b)     Inapplicable.

                (c)     Exhibits:

                99 Employment Agreement dated September 25, 1997 between the Registrant and Mr. Roy Vallee.

No other item of this report form is presently applicable to the Registrant.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AVNET, INC.
                                        (Registrant)

Date: November 5, 1997                  By:/s/ Raymond Sadowski
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                                            Raymond Sadowski
                                            Senior Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number                  Description of Exhibit
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     99                 Employment Agreement dated September 25, 1997 between
                        the Registrant and Mr. Roy Vallee.